UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2013

NEW CENTURY BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-50400	20-0218264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina		28334
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 892-7080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2013, New Century Bancorp, Inc. (“NCBC”), and its wholly owned subsidiary, New Century Bank (“NCBC Bank”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Select Bancorp, Inc. (“Select”), and its wholly owned subsidiary, Select Bank & Trust Company (“Select Bank”). The Merger Agreement sets forth the terms and conditions of the merger of Select with and into NCBC and the merger of Select Bank with and into NCBC Bank. Following the merger, NCBC will change its name to Select Bancorp, Inc., and NCBC Bank will change its name to Select Bank & Trust Company.

Under the terms of the Merger Agreement, each share of Select common stock outstanding at the effective time of the merger will be converted into the right to receive 1.8264 shares of NCBC common stock (the “Exchange Ratio”), subject to certain adjustments. Each share of Select preferred stock outstanding at the time of the merger will be converted into the right to receive one share of newly created NCBC preferred stock with substantially identical rights as the Select preferred stock.

In addition, at the effective time of the merger, each outstanding option to purchase shares of Select common stock under any of Select’s stock option plans will be converted into an option to acquire the number of shares of NCBC common stock equal to the number of shares of Select common stock underlying the option multiplied by the Exchange Ratio. The exercise price of each option will be adjusted accordingly.

Following the merger, the boards of directors of NCBC and NCBC Bank will be reconstituted and will consist of a total of sixteen members. Of the sixteen members, eleven will be former NCBC/NCBC Bank directors and five will be former Select/Select Bank directors. Mark A. Holmes, president and chief executive officer of Select and chief executive officer of Select Bank, will be offered the position of executive vice president and chief operating officer of the surviving company and bank. Gary J. Brock, president and chief operating officer of Select Bank, will be offered the position of executive vice president and chief banking officer of the surviving company and bank.

Consummation of the merger is subject to a number of customary conditions including the approval of the merger by the shareholders of each of NCBC and Select and the receipt of all required regulatory approvals, all in accordance with the terms of the Merger Agreement. Pursuant to the Merger Agreement either party may terminate the Merger Agreement in the event the merger of NCBC and Select has not become effective by July 31, 2014. The merger of NCBC Bank and Select Bank will be completed following the merger of NCBC and Select. The Merger Agreement may be terminated by the mutual agreement of the parties or, in some cases, unilaterally by either NCBC or Select. The unilateral termination of the Merger Agreement will, in certain circumstances, obligate either NCBC or Select to pay to the other party up to $200,000 in respect of the other party’s out-of-pocket expenses or, depending on the reason for the termination, a break-up fee of $1,675,000.

A copy of the Merger Agreement is being filed as Exhibit 2.1 to this report and is incorporated by reference into this Item 1.01. The description of the Merger Agreement above is a summary, does not purport to be complete and is qualified in its entirety by reference to the

Merger Agreement. The Merger Agreement has been included to provide information regarding the terms of the merger. It is not intended to provide any other factual information about NCBC. Such information can be found in the other public filings that NCBC makes with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The Merger Agreement contains representations and warranties the parties made to each other. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement. In addition, such representations and warranties (a) have been qualified by confidential disclosures made by the parties in connection with the Merger Agreement, (b) will not survive consummation of the merger, (c) are subject to certain materiality standards which may differ from what may be viewed as material by investors, (d) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (e) may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their respective businesses.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, NCBC will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a joint proxy statement/prospectus of NCBC and Select. NCBC will file with the SEC other relevant materials in connection with the proposed merger, and the companies will mail the joint proxy statement/prospectus to their respective shareholders. SHAREHOLDERS OF BOTH NCBC AND SELECT ARE STRONGLY URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING NCBC, SELECT AND THE PROPOSED MERGER. You will be able to obtain a free copy of the Registration Statement, as well as other filings containing information about New Century Bancorp, Inc. at the SEC’s Internet site (http://www.sec.gov). The documents can also be obtained, without charge, by directing a written request to either New Century Bancorp, Inc., 700 W. Cumberland Street, Dunn, NC 28443, Attention: Lisa F. Campbell, Executive Vice President, Chief Operating Officer and Chief Financial Officer, or Select Bancorp, Inc., 3600 Charles Boulevard, Greenville, NC 27858, Attention: Mark A. Holmes, President and Chief Executive Officer.

Participants in Solicitation

NCBC, Select and their respective directors and executive officers may be deemed to be “participants” in the solicitation of proxies from the shareholders of NCBC and Select in favor of the merger. Information about the directors and executive officers of Select Bancorp, Inc., and their ownership of Select common stock is available from Select Bancorp, Inc. at the address set forth in the preceding paragraph. Information about the directors and executive officers of New Century Bancorp, Inc. and their ownership of NCBC common stock is set forth in NCBC’s definitive proxy statement filed with the SEC on April 12, 2013, and available at the SEC’s

Internet site (http://www.sec.gov) and from NCBC at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss future expectations or state other “forward-looking” information. These forward-looking statements involve a number of risks and uncertainties.

NCBC and Select caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving NCBC and Select, NCBC’s and Select’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in NCBC’s filings with the SEC. These include risks and uncertainties relating to: the ability to obtain the requisite NCBC and Select shareholder approvals; the risk that NCBC or Select may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the merger may not be fully realized or may take longer than expected; disruption from the transaction making it more difficult to maintain relationships with customers and employees; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors. Each forward-looking statement speaks only as of the date of the particular statement and except as may be required by law, neither NCBC nor Select undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 8.01	Other Events.

On September 30, 2013, NCBC and Select issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization dated as of September 30, 2013, by and among New Century Bancorp, Inc., New Century Bank, Select Bancorp, Inc., and Select Bank & Trust Company*

99.1	Press Release dated as of September 30, 2013, announcing execution of the Merger Agreement

*	The schedules (and similar attachments) in the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted schedules (and similar attachments) is contained in the Merger Agreement. NCBC agrees to furnish a copy of any omitted schedule (or similar attachment) to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

Date: September 30, 2013	By:	/s/ Lisa F. Campbell
Lisa F. Campbell
Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization dated as of September 30, 2013, by and among New Century Bancorp, Inc., New Century Bank, Select Bancorp, Inc., and Select Bank & Trust Company*

99.1	Press Release dated as of September 30, 2013, announcing execution of the Merger Agreement

*	The schedules (and similar attachments) in the Merger Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. A list of omitted schedules (and similar attachments) is contained in the Merger Agreement. NCBC agrees to furnish a copy of any omitted schedule (or similar attachment) to the SEC upon request.